Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies

12. Commitments and Contingencies

The Company occupies office space in London, the lease for which was entered into on March 30, 2012, for a period of ten years, with a mutual break clause after five years, and paying approximately $515,000 (£321,850) per calendar year. The Company also occupies property in New York with the lease being renewed during 2012 and paying approximately $231,990 per year. The new lease is for a period of five years ending June 30, 2017.

The Company has chartered-in a vessel for a period ending in December 2014 at a fixed monthly rate commensurate with the market rate at the time of fixing the charter.

The Company entered into agreements on April 25, 2012, to purchase up to four 21,000 cbm, semi-refrigerated ethylene-capable liquefied gas carriers to be built at Jiangnan in China for an aggregate price of approximately $200,000,000. The first vessel is scheduled to be delivered in April 2014 followed by a vessel delivery each two months thereafter.

On July 18, 2013, the Company entered into agreements to construct one further 21,000 cubic meter semi-refrigerated ethylene-capable gas carrier and two 22,000 cubic meter semi-refrigerated liquefied gas carriers for a combined price of approximately $138,000,000, plus two options to each build a further 22,000 cubic meter semi-refrigerated liquefied gas carriers, at a construction price of $44,000,000. These option were subsequently exercised. The five vessels will be delivered between March 2015 and March 2016. On December 20, 2013, the Company also entered into a contract to construct a 35,000 cubic meter semi-refrigerated ethane capable gas carrier at a purchase price of $77,400,000 at Jiangnan for delivery in April 2016. The Company has an option agreement for the construction of up to three further ethane-capable vessels at the same purchase price per vessel.